Prospectus

EntrepreneurShares Series TrustTM

EntrepreneurShares Series Trust (“Trust”) is a registered investment company consisting of separate investment portfolios. This Prospectus relates solely to the following portfolios (each a “Fund” and collectively, the “Funds”):

Name	Ticker Symbol
ERShares Private-Public Crossover ETF (formerly known as ERShares Entrepreneurs ETF)	XOVR

The Fund is an exchange-traded fund. This means that shares of the Fund are listed on The NASDAQ Stock Market, LLC. (“NASDAQ” or the “Exchange”) and trade at market prices. The market price for the Fund’s shares (the “Shares”) may be different from its net asset value (“NAV”) per share.

October 28, 2024

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

ERShares PRIVATE-PUBLIC CROSSOVER ETF	1
Investment Objective	1
Fees and Expenses of the Fund	1
Example	1
Portfolio Turnover	1
Principal Investment Strategies	1
Principal Risks of Investing in the Fund	3
Performance	7
Management	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
OVERVIEW	9
ADDITIONAL DESCRIPTION OF THE PRINCIPAL STRATEGIES AND RISKS OF THE FUND	9
CONTINUOUS OFFERING	14
CREATION AND REDEMPTION OF CREATION UNITS	15
BUYING AND SELLING SHARES IN THE SECONDARY MARKET	17
MANAGEMENT	18
OTHER SERVICE PROVIDERS	19
FREQUENT TRADING	19
DETERMINATION OF NET ASSET VALUE (NAV)	20
DIVIDENDS, DISTRIBUTIONS AND TAXES	20
TRANSACTION FEES	23
CODE OF ETHICS	23
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS	23
FINANCIAL HIGHLIGHTS OF ERSHARES PRIVATE-PUBLIC CROSSOVER ETF (FORMERLY KNOWN AS ERSHARES ENTREPRENEURS ETF)	24

ERSHARES PRIVATE-PUBLIC CROSSOVER ETF

Investment Objective

The ERShares Public-Private Crossover ETF (formerly known as ERShares Entrepreneurs ETF), (the “Fund” or the “Crossover ETF”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (in this summary, “Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The management fee is structured as a “unified fee,” out of which Capital Impact Advisors, LLC, the Fund’s advisor (the “Advisor”) pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 360% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in companies that meet the highest conviction threshold (top quartile) of the Advisor’s proprietary Entrepreneur Factor (“EF”) model. The Advisor believes that companies that meet the EF model are led by dynamic leaders who engage innovation and implement solutions that create value for shareholders and other stakeholders. The companies that are relevant to this theme tend to rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to various categories (cited below). The EF model incorporates a bottom-up investment orientation), that includes investment criteria such as management attributes, sector, growth, value, leverage, market capitalization (size), momentum, and geographic orientation. With the aid of thematic research, the Advisor also incorporates a macro-economic, top-down approach that integrates changing investment flows, innovation entry points, sector growth and other proprietary characteristics into a dynamic, global perspective model. The portfolio demonstrates strong ESG (Environmental, Social and Governance) characteristics because the EF model actively integrates ESG considerations. The EF model focuses on sectors that have low environmental impact as measured by carbon footprint. Moreover, governance traits are central to the management attributes, as measured, for example, by executive turnover of the EF model as well as growth considerations that provide strong social contributions to communities, as measured by job creation.

The Fund invests primarily in equity securities of mid and large capitalization (above $2.5 billion at the time of purchase) companies traded on the NASDAQ, the New York Stock Exchange or other major U.S. exchanges. The Fund may also invest up to 15% of its net assets in privately-offered securities that are not exchange-traded. Equity securities include common stocks, preferred stocks, convertible preferred stocks, American Depositary Receipts (ADRs) (sponsored only) and Global Depositary Receipts (GDRs) (sponsored only). ADRs are U.S. dollar-denominated receipts, generally issued by domestic banks and traded on a U.S. exchange or over-the-counter, that represent an investment in a non-U.S. company. GDRs may be offered privately in the U.S. and also trade in public or private markets in other countries. The Fund may invest in companies tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies may be less sophisticated than developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio is composed of both growth and value stocks.

Companies that meet the EF criteria are typically found in the following categories:

●	Artificial Intelligence and Robotics

●	Cloud Computing

●	Genetic Engineering and Biotech

●	Digital Economy

●	E-Commerce

●	FinTech

●	Intelligent Manufacturing

●	Interactive Entertainment

●	MedTech and Diagnostics

●	Nanotechnology

●	NextGen Transportation

●	Renewable Energy

●	Space Exploration

●	Sustainable Food Products

●	3D Printing

●	5G & NextGen Communication

In the process of evaluating over 55,000 global public companies for entrepreneurial characteristics through the EF model, the Advisor seeks to exploit techniques to develop a more sophisticated assessment of targeted investments.

The EF model seeks to identify companies that may experience unique cost efficiencies or an expansion of demand through disruptive innovation or adjustments in their respective industries. The Advisor seeks to exploit these demand expansions/cost utilizations by applying its investment methodology across multiple industry sectors though typically focuses on the Information Technology, HealthCare, Communication Services and Consumer Discretionary sectors. The Advisor generally will sell a portfolio security when it believes the security will no longer increase in value at the same rate as it has in the past, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better price performance potential. When the Advisor believes market conditions are unfavorable, it may use options and short selling to hedge a portion or all of the portfolio’s market risk. The Advisor may engage in frequent trading to achieve the Fund’s investment objective. The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular company than a diversified fund.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate. Privately-offered securities that are not exchange-traded may have legal or contractual restrictions on resale or are otherwise illiquid.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is subject to principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. These risks include:

●	Management Risk: The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results. Changing or unforeseen market dynamics could decrease the short-term or long-term effectiveness of the EF model.

●	Absence of Prior Active Market Risk: Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will continue and be maintained for the Shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to transfer portfolio securities in connection with the redemption of Creation Units at times when it would not otherwise do so, which may negatively impact the Fund. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	ADR and GDR Risk: ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

●	Early Closing Risk: An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day in the Secondary Market, although non-institutional investors may still be able to redeem their Shares directly to the Fund and institutional investors may redeem through Authorized Participants.

●	Exchange-Traded Fund Risk: The Fund’s Shares may trade at a premium or discount to their NAV. Also, an active market for the Fund’s Shares may not develop and market trading may be halted if trading in one or more of the Fund’s underlying securities is halted.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Trading Price Risk: Shares of the Fund may trade on the Exchange above or below (i.e., at a premium or discount to) their NAV. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all. In stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in markets for underlying portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of such Fund’s portfolio holdings.

●	Large Company Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Medium Sized Company Risk: The Fund invests in medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Medium sized companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

●	Liquidity Risk: Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

●	Stock Value Risk: Stocks involve the risk that they may never reach what the Advisor believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Advisor misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Advisor’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

●	Asset Class Risk: The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.

●	Issuer Risk: The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

●	Foreign Securities Risk: Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

●	Non-Diversification Risk: The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

●	Sector Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

○	Consumer Discretionary Sector Risk: The Fund may invest significantly in companies in the consumer discretionary sector, and therefore will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

○	Consumer Staples Sector Risk: The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand.

○	Communications Services Sector Risk: The Fund may invest significantly in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies.

○	Energy Sector Risk: Companies in the renewable energy sector may be adversely affected by fluctuations in energy prices and supply and demand of competing energy fuels. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their facilities.

○	Health Care Sector Risk: The Fund may invest significantly in companies in the health care sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting.

○	Industrial Sector Risk: The value of securities issued by companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and introduction of new products.

○	Technology Sector Risk: The Fund may invest significantly in companies in the information and other technology sectors, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments.

●	Emerging Markets Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

●	Hedging Risk: There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be cost effective. Options may expire worthless. If a security sold short increases in price, the Fund will have to cover its short position at a higher price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are potentially significant.

●	Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

●	Convertible Preferred Stock: The Fund may invest in convertible preferred stocks which allow the Fund to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends.

●	Growth Investing Risk: If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●	Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The Fund changed its principal investment strategies on April 1, 2021. Performance prior to that date reflects the Fund’s prior principal investment strategies.

Updated performance information is available on the Fund’s website at https://entrepreneurshares.com/.

During the period shown in the bar chart, the highest return for a quarter was 24.93% (quarter ended June 30, 2020), and the lowest return for a quarter was (24.48)% (quarter ended June 30, 2022).

The Fund’s year-to-date return as of September 30, 2024 was 19.41%.

Average Annual Total Return Table

(for the periods ended December 31, 2023)

	1 Year	5 Years	Since Inception (11/6/17)
The Crossover ETF
Returns before taxes	51.35%	10.07%	7.60%
Returns after taxes on distributions(1)	51.35%	6.99%	4.90%
Returns after taxes on distributions and sales of Fund Shares(1)	30.40%	7.43%	5.44%
Russell 1000 Growth Index(2) (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	15.87%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with the higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in the index.

Management

Advisor

Capital Impact Advisors, LLC (the “Advisor”) is the Fund’s advisor.

Portfolio Manager

Dr. Joel M. Shulman has served as the Fund’s portfolio manager since the Fund’s inception in November 2017. Dr. Shulman is responsible for the day-to-day operations of the Fund.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers, referred to as Authorized Participants) only in large blocks of Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange. The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, each Fund’s Shares are not redeemable securities. The website for the Fund, www.entrepreneurshares.com, displays information on the Fund’s market price, NAV, premium and discount, and the bid/ask spread.

The NAV of the Fund is expected to be determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern Time (“ET”)) (“Closing Time”) on each day that the Exchange is open. The Fund will sell and redeem Creation Units only on each day that the Exchange and the Trust are open for business and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Business Day”).

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

OVERVIEW

The Trust is an investment company consisting of separate investment portfolios (each, a “Fund” and collectively, the “Funds”). The Fund listed in this Prospectus is an exchange-traded fund (“ETF”). ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices. An ETF, such as the Fund, allows you to buy or sell shares that represent the collective performance of a selected group of securities.

Shares of the Fund are listed and trade at market prices on the NASDAQ. The market price for a Share of the Fund may be different from the Fund’s most recent NAV per Share. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of the Fund may be purchased or redeemed directly from the Funds at NAV solely by certain large institutions that enter into agreements with Vigilant Distributors, LLC, the distributor of Creation Units for the Funds (the “Distributor”), and are authorized to transact in Creation Units with the Fund (“Authorized Participants”). Also unlike shares of a mutual fund, Shares of the Fund are listed on a national securities exchange and trade through a broker-dealer on a national securities exchange or in the over-the-counter market (the “Secondary Market”) at market prices that change throughout the day.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust as a whole and the Fund. Capital Impact Advisors, LLC is the advisor to the Fund.

ADDITIONAL DESCRIPTION OF THE PRINCIPAL STRATEGIES AND RISKS OF THE FUND

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies, unless otherwise noted. These risks include:

●	Management Risk: The Advisor’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Advisor’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Advisor’s proprietary investment process. Changing or unforeseen market dynamics could decrease the short-term or long-term effectiveness of the EF model. The Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.

●	Absence of Prior Active Market Risk: Although the Shares are approved for listing on the NASDAQ, there can be no assurance that an active trading market will continue and be maintained for the Shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to transfer portfolio securities in connection with the redemption of Creation Units at times when it would not otherwise do so, which may negatively impact the Fund. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

●	Market and Geopolitical Risk: The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long- term perspective and be able to tolerate potentially sharp declines in value. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

●	Sector Risk: Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

○	Consumer Discretionary Sector Risk: The Fund may invest significantly in companies in the consumer discretionary sector, and therefore will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

○	Consumer Staples Sector Risk: The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand.

○	Communications Services Sector Risk: The Fund may invest significantly in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies.

○	Energy Sector Risk: Companies in the renewable energy sector may be adversely affected by fluctuations in energy prices and supply and demand of competing energy fuels. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their facilities.

○	Health Care Sector Risk: The Fund may invest significantly in companies in the health care sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting.

○	Industrial Sector Risk: The value of securities issued by companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and introduction of new products.

○	Technology Sector Risk: The Fund may invest significantly in companies in the information and other technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments.

●	ADR and GDR Risk: Sponsored and unsponsored ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. The Fund invests only in sponsored ADRs. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR and GDR shares track the shares in the home country. If a country’s currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

●	Large Company Risk (Entrepreneurs ETF only): Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Early Closing Risk: An unanticipated early closing of the NASDAQ may result in a shareholder’s inability to buy or sell Shares on that day in the Secondary Market, although non-institutional investors may still be able to redeem their Shares directly to the Fund and institutional investors may redeem through Authorized Participants.

●	Exchange-Traded Fund Risk: The Fund is structured as an ETF and as a result is subject to the special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

○	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

■	To the extent authorized participants exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

■	To the extent authorized participants exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

■	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

●	Small and Medium Sized Companies Risk (NextGen ETF only): The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Foreign Securities Risk: To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

●	Emerging Markets Risk: The Fund may invest in countries with newly organized or less developed securities markets. Investments in emerging markets typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on Public Company Accounting Oversight Board inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for Shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in Shares of a Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of a Fund’s Shares and the value of its underlying securities. If the securities in the Fund’s portfolio are traded outside a collateralized system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Asset Class Risk: The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.

●	Medium Sized Company Risk: The stocks of medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Liquidity Risk: Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

●	Stock Value Risk: Stocks involve the risk that they may never reach what the Advisor believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Advisor misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Advisor’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

●	Issuer Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each Underlying Pool will be dependent on the success of the

Managed Futures strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

●	Non-Diversification Risk: The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

●	Trading Price Risk: Shares of the Fund may trade on the NASDAQ above or below (i.e., at a premium or discount to) their NAV. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all. In stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in markets for underlying portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of the Fund’s portfolio holdings. The market price of the Fund’s Shares may deviate from the value of the Fund’s underlying holdings, particularly during times of market stress, so, as a result, investors in the Fund may receive significantly more or significantly less than the value of its underlying securities.

Where the securities held by the Fund trade on foreign exchanges that are closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market), resulting in premiums or discounts to the Fund’s net asset value that may be greater than those experienced by other ETFs.

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at, or above their NAV. The market prices of Shares may deviate significantly from the Fund’s NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Hedging Risk: There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be cost effective. Options and short positions may have low correlation to the Fund’s portfolio. Options may expire worthless. If a security sold short increases in price, the Fund will have to cover its short position at a higher price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are potentially significant. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss.

●	Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

●	Convertible Preferred Stock: The Fund may invest in convertible preferred stocks which allow the Fund to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends.

●	Growth Investing Risk: If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●	Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

Temporary Defensive Positions

Ordinarily, the portfolio manager intends to keep the portfolio of the Fund fully invested in entrepreneurial stocks. However, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CREATION AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” A Creation Unit is comprised of 25,000 Shares for the Crossover ETF . The number of Shares in a Creation Unit will not change, except for investors participating in the Funds’ Distribution Reinvestment Program or in the event of a share split, reverse split or similar revaluation. The Fund may not issue fractional Creation Units.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”) or (2) a participant of the Depository Trust Company (“DTC”), New York, New York, a limited purpose trust company organized under the laws of the State of New York, and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participation Agreement”).

Creation of Creation Units

Orders to purchase Shares in Creation Units must be placed with the Distributor by or through an Authorized Participant who is either a Participating Party or a DTC Participant. An investor does not have to be an Authorized Participant, but must place an order through, and make appropriate arrangements with an Authorized Participant. Authorized Participants must either (1) initiate instructions through the Continuous Net Settlement System of the NSCC (the “NSCC Clearing Process”) or (2) deposit in-kind securities (as required by the Funds) with the Funds “outside of the NSCC Clearing Process through facilities of the DTC.

All orders must be received by the Distributor in proper form no later than the closing time of the regular trading session on the Listing Exchange (“Closing Time”), in each case on the date such order is placed (“Transmittal Date”) in order for creation of Creation Units to be effected based on the NAV of the Transmittal Date. In the case of custom orders, the order must be received by the Distributor, no later than 3:00 p.m. ET, or such other time as may be designated by the Funds and disclosed to the Authorized Participants.

Subject to the conditions that (1) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date, and (2) arrangements satisfactory to the Funds are in place for payment of any cash amount, the Funds will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order not submitted in proper form.

Purchases and redemptions with cash instead of in-kind securities could cause the Fund to incur certain costs, which include brokerage costs, taxable gains or losses, that it might not otherwise have incurred if it had been made by a redemption in-kind. These costs could be imposed on the Fund and, thus, decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Rejection of Creation Unit Purchase Orders

The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the applicable Participant Agreement. In addition, the Fund may reject a purchase order transmitted to it by the Distributor if:

●	The purchaser or group of related purchasers, upon obtaining the Creation Units of Shares, would own eighty percent (80%) or more of the outstanding Shares of the Fund;

●	the acceptance of the in-kind securities would have certain adverse tax consequences, such as causing the Fund no longer to meet registered investment company status under the Code for federal tax purposes;

●	the acceptance of the in-kind securities would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities;

●	the acceptance of the in-kind securities would otherwise, in the discretion of the Fund, the Advisor, have an adverse effect on the Fund or on the rights of the Fund’s beneficial owners; or

●	there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Advisor, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

Redemption of Creation Units

Beneficial owners of Shares may sell their Shares in the Secondary Market, but must accumulate enough Shares to constitute a Creation Unit in order to redeem through the Fund. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

Redemption of Shares in Creation Units will be subject to a transaction fee imposed in the same amount and manner as the transaction fee incurred in purchasing such Shares. Redemption of Shares may be made either through the NSCC Clearing Process or “outside” the NSCC Clearing Process through DTC Facilities or otherwise. The transaction fee will be used to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring certain of its portfolio holdings from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units “outside” the NSCC Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the NSCC Clearing Process. A redeeming investor receiving cash in lieu of one or more in-kind securities may also be assessed a higher transaction fee on the cash in lieu portion to cover the costs of selling such securities, including all the costs listed above plus all or part of the spread between the expected bid and offer side of the market relating to such in-kind securities. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

A redemption request “outside” the NSCC Clearing Process will be considered to be in proper form if (i) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor no later than the Closing Time (currently expected to be 4:00 p.m. ET), and (ii) arrangements satisfactory to the Fund are in place for the Authorized Participant to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed through the book-entry system of DTC on or before contractual settlement of the redemption request.

Purchases and redemptions with cash instead of in-kind securities could cause the Fund to incur certain costs, which include brokerage costs, taxable gains or losses, that it might not otherwise have incurred if it had been made by a redemption in-kind. These costs could be imposed on the Fund and, thus, decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

The creation and redemption processes set forth above are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Distribution Reinvestment Program

The DTC book-entry Distribution Reinvestment Program (“Distribution Reinvestment Program”) is available for use by beneficial owners of Shares through the DTC or DTC participants (the “DTC Participants”) for reinvestment of their cash dividends. Some DTC Participants may not elect to utilize the Distribution Reinvestment Program, so beneficial owners are encouraged to contact their broker to ascertain the availability of the Distribution Reinvestment Program through such broker.

If you own your shares beneficially through a DTC Participant that participates in the Distribution Reinvestment Program, distributions by the Fund will automatically be reinvested in additional whole Shares issued by the Fund at NAV. Shares will be issued at NAV under the Distribution Reinvestment Program regardless of whether the Shares are trading in the Secondary Market at a premium or discount to NAV as of the time NAV is calculated. Thus, Shares may be purchased through the Distribution Reinvestment Program at prices that are higher (or lower) than the contemporaneous Secondary Market trading price.

The initial decision to participate in the Distribution Reinvestment Program is made by the DTC Participant that you beneficially own your Shares through. If your DTC Participant elects to participate in the Distribution Reinvestment Program, it will offer to you customers the option to participate. To participate in the Distribution Reinvestment Program, you will need to make an affirmative election with your DTC Participant by completing an election notice. Before electing to participate, you should receive disclosure describing the terms of the Distribution Reinvestment Program and the consequences of participation. Your broker providing the Distribution Reinvestment Program will determine whether there is a fee for this service. You should inform your broker of your election to participate, and the broker will in turn notify DTC either directly or through its clearing firm.

The Distribution Reinvestment Program is optional and that availability of the Distribution Reinvestment Program is determined by your broker, at its own discretion. Broker-dealers are not required to utilize the Distribution Reinvestment Program, and may instead offer a distribution reinvestment program under which Shares are purchased in the Secondary Market at current market prices or no distribution reinvestment program at all.

BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Most investors will buy and sell Shares of the Fund in Secondary Market transactions through broker-dealers. Shares of the Fund are listed for trading in the Secondary Market on the NASDAQ and may also trade on other exchanges or in the over-the-counter market.

Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots.” When buying or selling Shares through a broker, you will likely incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Share prices are reported in USD and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer or financial advisor.

The exchange on which the Shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds’ primary listing exchange is the Exchange.

The ERShares Private-Public Crossover ETF’s Shares trade under the trading symbol “XOVR” (Cusip No. 293828877).

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. Rule 12d1-4 became effective January 19, 2021 and rescinds certain types of relief for funds of funds that invest in other investment companies in excess of the limitations under Section 12(d)(1) of the 1940 Act, as discussed above and below, one year after the effective date. The Fund expects to rely on Rule 12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

Book Entry

Shares of the Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee, is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares.

Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC Participant. This gives the DTC Participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the Shares, and, in turn, the DTC Participant is obligated to follow the voting instructions you provide.

MANAGEMENT

The Board of Trustees of the Trust (the “Board”) is responsible for the general oversight of the management of the Fund, including general supervision of the Advisor and other service providers, but it is not involved in the day-to-day portfolio management of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund. A list of the Trustees and Trust Officers, and their present and principal occupations is provided in the Fund’s SAI.

Investment Advisor

Capital Impact Advisors, LLC is a Delaware limited liability company formed on April 16, 2013. The Advisor has been registered as an investment adviser with the SEC since July 30, 2013 and maintains its principal office at 175 Federal Street, Suite 875, Boston, Massachusetts 02110. As of September 30, 2024, the Advisor had discretionary assets under management of $110.4 million.

The Advisor serves as advisor to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Funds to operate. The Advisor has the authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, on behalf of the Fund.

As compensation for its services and its assumption of certain expenses, the Fund pays the Advisor a management fee equal to a percentage of the Fund’s average daily net assets that accrues daily and is paid monthly as follows:

Fund Name	Management Fee
ERShares Private-Public Crossover ETF	0.75%

The Advisor may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. For the fiscal year ended June 30, 2024, net of any applicable fee waivers, the ERShares Private-Public Crossover ETF paid the Advisor an effective investment advisory fee equal to 0.75%; of the average daily net assets of the Fund.

Out of the management fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, acquired fund fees and expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Advisor’s management fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Advisor for providing services for the Fund.

A discussion regarding the Board’s approval of the Advisory Agreement with respect to the Fund is available in the Fund’s semi-annual report for the period ended December 31, 2023.

The Advisor acts as portfolio manager for the Fund pursuant to the Advisory Agreement. The Advisor supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. The Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since its inception and is responsible for the day-to-day management of the portfolio of the Fund. Dr. Shulman is the Managing Member, Founding Partner, and Chief Investment Officer of the Advisor has been employed by the Advisor since its inception in April 2013. In addition, Dr. Shulman has managed private funds and individual accounts for over ten years. Since 1992, he has been a Professor at Babson College (the number one-ranked graduate and undergraduate program in entrepreneurship, according to BusinessWeek and U.S. News & World Report for the last 18 years), where he previously held the Robert F. Weissman Term Chair of Entrepreneurship. He holds a Ph.D. in Finance from Michigan State University and is a CFA charter holder. Dr. Shulman also holds an MPA from the Harvard Kennedy School at Harvard University.

More Information

For more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, see the Fund’s SAI.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Accounting and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, acts as the administrator, dividend disbursing agent and fund accounting agent for the Fund pursuant to a services agreement by and among the Trust, and Ultimus (the “Services Agreement”). Pursuant to the Fund Servicing Agreement with the Trust, Ultimus provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and the Funds. In connection with its role as fund accounting agent, Ultimus performs record maintenance, accounting, financial statement and regulatory filing services for the Fund.

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110-1548, serves as the Fund’s custodian and index receipt agent pursuant to a Global Custodial and Agency Services Agreement (the “Custodian Agreement”) and transfer agent pursuant to the Services Agreement. Pursuant to the Custodian Agreement, the custodian maintains cash, securities and other assets of the Trust and the Funds in separate accounts, keeps all required books and records and provides other necessary services. The custodian is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Fund.

Distributor

Vigilant Distributors, LLC, serves as the Distributor on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel to the Trust.

FREQUENT TRADING

The Board has evaluated the risks of frequent purchases and redemptions of the Fund’s Shares (“market timing”) by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in Shares occurs on the Secondary Market. Because the Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding, based on prices of the Fund’s portfolio securities at the time of closing, provided that: (a) any assets or liabilities denominated in currencies other than USD shall be translated into USD at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating NAV, the Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Advisor, acting in its capacity as valuation designee pursuant to Rule 2a-5 under the 1940 Act, under procedures established by and under the general supervision and responsibility of the Board. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before the Fund’s NAV is calculated.

The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Valuing the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Fund’s indicative intra-day value, which could result in the market prices for Shares deviating from NAV.

The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NASDAQ (ordinarily 4:00 p.m. ET).

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to your share of a Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of their net earnings to their shareholders as “distributions.”

The Fund typically earns income from dividends on stock. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund also realizes capital gains or losses whenever they sell securities. Net short-term capital gains are generally treated as ordinary income and included in net investment income. Net long-term capital gains are distributed to shareholders as “capital gain distributions.” The Fund generally realizes long-term capital gains or losses whenever they sell or exchange assets held for more than one year.

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“Code”). In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on Shares of the Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify and maintain its tax status as RICs, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of their “investment company taxable income” (which includes dividends, interest and net short-term capital gains).

As RICs, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that they distribute to their shareholders. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate level income tax in that year on all of their taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to their shareholders in each calendar year at least 98% of their ordinary income for the calendar year plus 98.2% of their capital gain net income for the twelve months ended October 31 of such year. The Fund intends to make distributions necessary to avoid the 4% excise tax.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules that could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to the Fund’s shareholders. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event their shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. Please consult your personal tax advisor regarding the application of these rules.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, distributions from the Fund are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any such distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the shareholders of the Fund on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of each shareholder’s holding period in the Shares. Distributions of qualifying dividend income are generally taxable at the same rates as long-term capital gains to the extent of the Fund’s current or accumulated earnings and profits, provided that each shareholder of the Fund meets certain holding period and other requirements with respect to the Fund’s Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and (i) any person who is a Fund shareholder as of the end of the Fund taxable year is required to recognize a proportionate share of the Fund’s undistributed long-term capital gain, (ii) can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain, and (iii) is allowed an increase in the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit. Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are currently taxed at a maximum rate of 20%.

In addition, if applicable to a Fund shareholder, recent legislation imposes a new 3.8 percent Medicare contribution tax on net investment income, including taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue); and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption); and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if (1) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or (2) the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business in the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Foreign shareholders will be subject to U.S. withholding tax of 30% on dividends in respect of gross proceeds from the sale of, Shares of the Fund, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the IRS to provide it with certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding the implications of this legislation.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Fund, and for special tax treatment on the sale and distribution by certain funds, please see the section of the SAI entitled “Federal Income Taxes”.

TRANSACTION FEES

Authorized Participants are charged standard purchase and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard purchase and redemption transaction fee is $250. The standard purchase transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard purchase transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Authorized Participants who place creation orders through DTC for cash (when cash creations are available or specified) will also be responsible for the brokerage and other transaction costs of the Fund relating to the cash portion of such creation order. In addition, purchasers of Shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of Shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

CODE OF ETHICS

The Trust and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. While the Distributor, on behalf of itself and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, the Distributor is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3) Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor maintains a website for the Fund at www.entrepreneurshares.com.

The website for the Fund displays the Prospectus and additional quantitative information that is updated on a daily basis, including, for the Fund, (1) average daily trading volume, the prior Business Day’s reported closing price, NAV and the bid/ask spread at the time of calculation of such NAV (the “Bid/Ask Price”), and (2) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

The Trust was organized as a Delaware statutory trust on July 1, 2010. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

EntrepreneurShares™ and “EntrepreneurShares. Invest in Visionary Leadership” are registered trademarks of EntrepreneurShares LLC and Dr. Joel M. Shulman, respectively, and have been licensed for use by the Advisor.

FINANCIAL HIGHLIGHTS OF ERSHARES PRIVATE-PUBLIC CROSSOVER ETF
(FORMERLY KNOWN AS ERSHARES ENTREPRENEURS ETF)

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of each Fund’s operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with each Fund’s financial statements which are incorporated by reference into the SAI, and are included in each Fund’s June 30, 2024 annual report, which is available at no charge upon request. The Fund’s financial statements presented below prior to the fiscal year ended June 30, 2023 were audited by the Fund’s previous independent registered public accounting firm.

Financial Highlights

For a share outstanding during each year

	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
Selected Per Share Data:
Net asset value, beginning of year	$12.22	$9.47	$26.35	$21.15		$17.49
Investment operations:
Net investment loss	(0.05)	— (a)	(0.13)	(0.11)		(0.01)
Net realized and unrealized gain (loss)	3.39	2.75	(8.03)	6.96		3.68
Total from investment operations	3.34	2.75	(8.16)	6.85		3.67
Less distributions to shareholders from:
Net investment income	—	—	(0.09)	—		(0.01)
Net realized gains	—	—	(8.63)	(1.65)		—
Total distributions	—	—	(8.72)	(1.65)		(0.01)
Net asset value, end of year	$15.56	$12.22	$9.47	$26.35		$21.15
Market price, end of year	$15.56	$12.23	$9.43	$26.36		$21.15
Total Return(b)	27.33%	29.04%	(43.04)%	32.01%		21.03%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$84,780	$45,509	$30,299	$142,961		$116,341
Ratio of Net Expenses to Net Assets(c)	0.75%	0.54%	0.49%	0.49%		0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%	(0.05)%	(0.24)%	(0.41)%		(0.05)%
Portfolio turnover rate	360%	159%	312%	714	% (d)	130	% (e)

(a)	Rounds to less than $0.005 per share.

(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c)	The Fund operates under a “Unified Fee” structure under which the Advisor pays substantially all of the expenses for the Fund. The Fund pays the Advisor the Unified Fee, an amount based on its average net assets, computed daily and paid monthly. The Fund pays the Advisor 0.75% of its net assets.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances during the quarter ending June 30, 2020, as a result of the COVID-19 situation; the Fund had taken a temporary defensive approach. Implementing the temporary defensive measure resulted in the increase in portfolio turnover for the Fund. The Fund’s exposure to the Entrepreneur 30 Index had been reduced in line with the following guideline of the then current prospectus “Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur 30 Index.” The Fund no longer follows an index.

Investment Advisor
Capital Impact Advisors, LLC
175 Federal Street, Suite #875
Boston, MA 02110

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Custodian and Transfer Agent
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

Distributor
Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Administrator, Accountant, and Dividend Disbursing Agent
Ultimus Fund Solutions, LLC
4221 N. 203rd Street, Suite 100
Elkhorn, NE 68022

Counsel
Thompson Hine LLP
41 S. High Street, Suite 1700
Columbus, Ohio 43215

FOR MORE INFORMATION

To learn more about the Fund, you may want to read the SAI, which contains additional information about the Funds. The Fund has incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the investments of the Fund by reading the Fund’s annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 833-ENTR-ETF. The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (http://www.entrepreneurshares.com).

Prospective investors and shareholders who have questions about the Fund also may call the following number or write to the following address:

EntrepreneurShares Series Trust
175 Federal Street
Suite #875
Boston, MA 02110

Reports and other information about the Fund also are available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Please refer to the Investment Company Act File No. 811-22436 of EntrepreneurShares Series Trust when seeking information about the Fund from the SEC.